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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the inclusion of our report, dated March 6, 1997, on the financial statements of Radian Technology, Inc. as of December 27, 1996 and December 29, 1995, and for the three years ended December 27, 1996, in this Registration Statement on Form S-4 No. 333-27023.



IRELAND SAN FILIPPO, LLP



June 12, 1997


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